UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by party other than the Registrant		☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to section 240.14a-12

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) FIling Proxy Statement, if Other than the Registrant)

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Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

WINNEBAGO INDUSTRIES
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, December 18, 2012
4:00 p.m., Central Standard Time
Winnebago Industries'
South Office Complex Theater
605 West Crystal Lake Road
Forest City, Iowa 50436

To obtain directions to attend
the Annual Meeting and vote in person,
please call Investor Relations
at (641) 585-6803.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on December 18, 2012.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the Proxy Statement or Annual Report to Shareholders, have the 11-digit Control #(s) and visit:

http://www.idelivercommunications.com/proxy/WGO
If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below on or before December 6, 2012.

Matters intended to be acted upon at the meeting are listed below.
The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3:

1.	To elect two class I directors to serve for the ensuing three years and until their successors shall be elected and shall qualify:	3.	Advisory approval of executive compensation (the "say on pay" vote).
	• Irvin E. Aal • Martha T. Rodamaker	4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.
2.	Ratification of the appointment of Deloitte & Touche LLP as Winnebago Industries, Inc. Independent Registered Public Accountants for our fiscal year 2013.
These items of business are more fully described in the proxy statement. The record date for the annual meeting is October 9, 2012. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

You may immediately vote your proxy on the Internet at:	www.eproxy.com/wgo

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on December 17, 2012.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and submit your proxy vote electronically.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper or e-mail copies of the annual report and the proxy materials, which include the proxy card and the proxy statement, please contact us via:

:	Internet - Access the Internet and go to www.idelivercommunications.com/proxy/WGO. Follow the instructions to log in, and order copies. Please make the request on or before December 6, 2012.
(	Telephone - Call us free of charge at 877-847-4696 in the U.S. or Canada to order paper copies.
*
Email - Send us an email at ideliver@afpi.com. Please put “Paper Material” or “E-mail Material” in the subject line, followed by the 11-Digit Control #. Requests, instructions and other inquiries will not be forwarded to your investment advisor.